UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 2, 2013
Date of Report (Date of earliest event reported)

Rouse Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35278	90-0750824
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1114 Avenue of the Americas, Suite 2800, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 608-5108
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2013, Rouse Properties, Inc. (the “Company”) issued a press release announcing the financial results of the Company for the quarter ended March 31, 2013.  A copy of the press release is being furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 2, 2013, the Company made available on its website the press release described in Item 2.02 above as well as certain supplemental financial information regarding its operations for the three months ended March 31, 2013. A copy of such supplemental financial information is being furnished as Exhibit 99.2 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release titled “Rouse Properties Reports First Quarter 2013 Results,” dated May 2, 2013 (furnished herewith).
99.2	Certain Supplemental Information for the Quarter Ended March 31, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

	By:	/s/ John Wain
John Wain
Chief Financial Officer

Date: May 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “Rouse Properties Reports First Quarter 2013 Results,” dated May 2, 2013 (furnished herewith).
99.2	Certain Supplemental Information for the Quarter Ended March 31, 2013 (furnished herewith).